SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUSES

DWS Core Plus Income Fund DWS VARIABLE SERIES I DWS Bond VIP DWS VARIABLE SERIES II DWS Core Fixed Income VIP

The following information replaces the existing disclosure contained under the “Portfolio Manager(s)” sub–heading of the “MANAGEMENT” section of each fund’s prospectus:

Kenneth R. Bowling, CFA, Managing Director. Portfolio Manager of the fund. Joined the fund in 2008.

Jamie Guenther, CFA, Managing Director. Portfolio Manager of the fund. Joined the fund in 2008.

John Brennan, Director. Portfolio Manager of the fund. Joined the fund in 2008.

Bruce Harley, CFA, CEBS, Director. Portfolio Manager of the fund. Joined the fund in 2008.

J. Richard Robben, CFA, Director. Portfolio Manager of the fund. Joined the fund in 2008.

David Vignolo, CFA,Vice President. Portfolio Manager of the fund. Joined the fund in 2008.

J. Kevin Horsley, CFA, CPA, Director. Portfolio Manager of the fund. Joined the fund in 2008.

Stephen Willer, CFA,Vice President. Portfolio Manager of the fund. Joined the fund in 2008.

William Chepolis, CFA, Managing Director. Portfolio Manager of the fund. Joined the fund in 2011.

The following person is added to the portfolio management team, as reflected under the “MANAGEMENT” sub–heading of the “FUND DETAILS” section of each fund’s prospectus:

William Chepolis, CFA, Managing Director. Portfolio

Manager of the fund. Joined the fund in 2011.

•	Joined Deutsche Asset Management in 1998 after
13 years of experience as vice president and portfolio manager for Norwest Bank where he managed the bank’s fixed income and foreign exchange portfolios.

•	Portfolio Manager for Retail Fixed Income: New York.

•	BIS, University of Minnesota.

Please Retain This Supplement for Future Reference

February 1, 2011
PROSTKR-37